                                                                   Exhibit 10.17

Rules of the Endurance Specialty Holdings Ltd. 2005 Sharesave Scheme

Rules approved by HMRC under Schedule 3 to the Income Tax (Earnings and
Pensions) Act 2003 on 20 February 2006 under reference number SRS3011

                                    CONTENTS

RULE                                                                       PAGE

                 RULES OF THE ENDURANCE SPECIALTY HOLDINGS LTD.
                                      2005
                                SHARESAVE SCHEME

1.    DEFINITIONS

      In these Rules (unless the context otherwise requires) the following words and phrases have the following meanings:

      "ACT" means the Income Tax (Earnings and Pensions) Act 2003;

      "APPLICATION PERIOD" means such period of not less than 14 days and not more than 21 days commencing on the day following an Invitation Date as may be determined by the Board;

      "ASSOCIATED COMPANY" has the meaning given to it in paragraph 47 of
      Schedule 3 to the Act except for the purposes of Rule 9.6 where it has the meaning given to it by paragraph 35(4) of Schedule 3 to the Act;

      "BOARD" means the board of directors from time to time of the Company (or the directors present at a duly convened meeting of such board) or a duly authorised committee of the board;

      "BONUS DATE" means:

      (a)  where Repayment under the relevant Savings Contract is taken as including the maximum bonus, the earliest date on which the maximum bonus is payable; and

      (b)  in any other case, the earliest date on which a bonus is payable under the Savings Contract;

      "COMMENCEMENT DATE" means the date on which the Scheme is approved by HMRC under Schedule 3 to the Act;

      "COMPANY" means Endurance Specialty Holdings Ltd;

      "CONTINUOUS SERVICE" means the aggregate amount of service with:

      (a)  any Participating Company (including service with such company before it became a Participating Company); and

      (b)  any other company which is or was a Subsidiary (including service with any such other company before it became a Subsidiary);

           provided that:

           (i)  all such service has been continuous; and

           (ii) in the case of an employee who is absent from such employment for any reason for a period during which such employee's
                contract of service subsists, or by reason of maternity leave, and who then returns to such employment, any such period of absence shall be deemed to have formed part of such employee's continuous service;

      "CONTROL" has the meaning given to it by section 719 of the Act;

      "DATE OF GRANT" means the date on which the Board grants an Option in accordance with Rule 4.1;

                                        1

      "DEALING DAY" means any day on which the New York Stock Exchange is open for the transaction of business;

      "ELIGIBLE EMPLOYEE" means any employee or a director of a Participating
      Company:

      (a)   who on the relevant Date of Grant shall have achieved at least such minimum period of Continuous Service (not exceeding five years) as the Board shall on or before the Invitation Date determine;

      (b)   whose earnings from his office or employment are (or would be if there were any) general earnings to which section 15 or 21 of the
            Act applies;

      (c)   who is not ineligible to participate in the Scheme by virtue of any of the provisions of the Act, including in particular paragraph 11 of Schedule 3 to the Act; and

      (d)   who in the case of a director, works at least 25 hours per week excluding time off permitted for meal breaks;

      provided that:

            (i)   at the Invitation Date no notice of termination of such
                  employment has been served by either the employee concerned or his employing Participating Company and the employee or
                  director in question has not ceased to hold office or
                  employment with a Participating Company; and

            (ii)  the Board may treat any employee or director of a
                  Participating Company who meets requirement (c) above as an
                  Eligible Employee;

      "EMPLOYEES' SHARE SCHEME" has the meaning given to it in section 743 of the Companies Act 1985;

      "EXERCISE PRICE" means the price per Share at which a Participant may exercise an Option, established in accordance with Rule 6;

      "FSA " means the Financial Services Authority acting in its capacity as the competent authority for the purposes of Part VI of the Financial
      Services and Markets Act 2000;

      "GROUP" means the Company and its Subsidiaries from time to time;

      "HMRC" means Her Majesty's Revenue and Customs and, where relevant, any predecessor body which carried out part of its functions and references to any approval by HMRC shall, where appropriate, include approval by an officer of Revenue and Customs;

      "INVITATION DATE" means the date upon which invitations to apply for
      Options are issued by the Board.

      "JOINTLY OWNED COMPANY" means any company which is treated as being controlled by the Company under paragraph 46 of Schedule 3 to the Act and which is eligible to be a participating company in the Scheme under that paragraph;

      "MEMBER OF THE GROUP" means the Company or any one of its Subsidiaries from time to time;

      "OPTION" means a right to acquire Shares at the Exercise Price in accordance with the Rules;

      "PARTICIPANT" means any individual who has been granted and remains (or would but for Rule 9.4 remain) entitled to exercise a Subsisting Option or
      (where the context admits) the personal representatives of any such individual;

                                        2

      "PARTICIPATING COMPANY" means any Member of the Group or any Jointly Owned
      Company which is for the time being designated by the Board as a participating company in the Scheme;

      "REPAYMENT" means, in relation to a Savings Contract, the amount of the contributions repayable and, where relevant, of any bonus and/or interest payable on the termination of the Savings Contract;

      "RULES" means these rules as from time to time amended in accordance with their provisions by the Board or by the Company in general meeting;

      "SAVINGS CONTRACT" means a certified contractual savings scheme within the meaning of section 326 of the Income and Corporation Taxes Act 1988 and which has been approved by HMRC for the purposes of Schedule 3 to the Act;

      "SCHEME" means this scheme as governed by the Rules;

      "SCHEME-RELATED EMPLOYMENT" means the office or employment by virtue of which a Participant is eligible to participate in the Scheme;

      "SHARE" means an ordinary share par value US$1.00 per share, in the capital of the Company which satisfies the conditions specified in paragraphs 18 to 22 inclusive of Schedule 3 to the Act;

      "SPECIFIED AGE" means 60;

      "SUBSIDIARY" means a company which is both under the Control of the
      Company and is a subsidiary of the Company (within the meaning of section
      736 of the Companies Act 1985);

      "SUBSISTING OPTION" means an Option which has neither lapsed nor been exercised.

      Where the context so permits, the singular shall include the plural and vice versa and the masculine gender shall include the feminine. Any reference to a statutory provision is to be construed as a reference to that provision as for the time being amended or re-enacted and shall include any regulations or other subordinate legislation made under it.

2.    COMMENCEMENT AND TITLE

      The Scheme shall commence on the Commencement Date and shall be known as the Endurance Specialty Holdings Ltd. 2005 Sharesave Scheme.

3.    APPLICATIONS FOR OPTIONS

3.1   On or prior to an Invitation Date the Board may decide in its absolute discretion:

      (a)   whether to invite applications for the grant of Options; and

      (b)   whether to invite applications for three year Options, five year
            Options or seven year Options (or whether to offer Eligible
            Employees a choice); and

      (c)   whether the Repayment shall be taken as including a bonus.

3.2   Where applications for the grant of Options are invited, such invitations shall be sent to all Eligible Employees and shall state:

      (a)   the Exercise Price or the method by which the Exercise Price for the
            Shares will be notified to Eligible Employees;

                                        3

      (b)   the date, being the last day of the Application Period, by which applications for the grant of Options must have been received by the
            Board or such person as the Board may direct; and

      (c)   whether applications may be made for three year Options, five year
            Options or seven year Options or any combination of them.

3.3   Any accidental failure or omission to deliver an invitation to an Eligible
      Employee shall not invalidate the grant of an Option to any other Eligible
      Employee.

3.4   Applications for Options under the Scheme shall be in such form as the
      Board may require and each:

      (a)   must incorporate or be accompanied by a duly completed application form to enter into a Savings Contract under which the applicant agrees to make a specified contribution, in multiples of (pound)1 per month, of not less than (pound)5 per month nor (when aggregated with contributions made under any other savings contract linked to a
            SAYE option scheme approved under Schedule 3 to the Act) more than
            (pound)250 per month (or such other amounts as may from time to time be permitted under the Savings Contract); and

      (b)   shall empower the Board or any person authorised by it:

            (i)   to amend the amount of the specified contribution referred to in Rule 3.4(a)to such lesser sum as may be required under Rule
                  4; and

            (ii)  to deduct from the Participant's pay such contribution as shall be specified by the Participant pursuant to Rule 3.4(a)
                  (or as may be amended pursuant to Rule 3.4(b)(i)) and pay the same on behalf of the Participant in discharge of the
                  Participant's obligations under the Savings Contract; and

      (c)   must state whether the application is for a three year Option, a five year Option or a seven year Option.

3.5   The Repayment due under each Participant's Savings Contract shall, as nearly as practicable, equal the amount for which Shares may be acquired under the related Option if exercised in full and, therefore, each application shall be treated as being for an Option over the largest whole number of Shares which can be acquired at the Exercise Price with the
      Repayment under the related Savings Contract (following any adjustment under Rule 3.4(b)(i).

4.    SCALING DOWN

      Where the Board in its discretion considers that it is desirable to limit the number of Shares in respect of which Options are granted in respect of any invitation and applications are received which would, if met in full, exceed that limit, the following steps shall be carried out successively to the extent necessary to eliminate the excess over the limit imposed:

      (a)   where the Bonus Date would otherwise have been the earliest date on which the maximum bonus is payable under the Savings Contract, the
            Bonus Date shall be the earliest date on which a bonus is so payable;

      (b)   the excess over (pound)5 of the monthly savings contribution chosen by each applicant under the Savings Contract shall be reduced pro rata to the extent necessary;

      (c)   where a bonus would otherwise have been included in the Repayment under the Savings Contract, no such bonus shall be so included;

                                        4

      (d)   applications shall be selected by lot, each based on a monthly savings contribution of (pound)5 and the inclusion of no bonus in the Repayment under the Savings Contract;

      provided that, if the number of Shares available is insufficient to enable
      Options to be granted to all Eligible Employees making valid applications, the Board may determine in its absolute discretion that no Options shall be granted.

5.    GRANT OF OPTIONS

5.1   Within 30 days of:

      (a)   the first Dealing Day by reference to which the Exercise Price was determined under Rule 6; or

      (b)   where the Exercise Price was not determined by reference to one or more Dealing Days, the Invitation Date;

      or in a case where the number of shares over which Options are to be granted is determined by Rule 4, within 42 days of such date, and subject to the limitations and conditions contained in the Scheme, the Board may grant Options pursuant to an invitation and, if it does so, shall grant an
      Option to each Eligible Employee who has made a valid application over that number of Shares for which an application is treated as having been made under Rule 3.5.

5.2   No payment shall be required from a Participant on the grant of an Option.
      The Board shall grant Options by deed in such form as the Board shall decide. A single deed of grant may be executed in favour of any number of
      Participants. Each Participant shall on, or as soon as possible after, the
      Date of Grant be issued with a certificate as evidence of the grant of an
      Option.

5.3   No Option shall be capable of being transferred by a Participant or his personal representatives or of being mortgaged, pledged or encumbered in any way whatsoever. In the event of any breach or purported breach of this provision, the Option shall lapse forthwith. This Rule 5.3 shall not prevent the personal representatives of a deceased Participant from exercising the Option in accordance with the Rules.

5.4   No Option may be granted under the Scheme later than ten years after the
      Commencement Date.

5.5   Notwithstanding the above, no Option shall be granted to any Eligible
      Employee who is ineligible to participate in the Scheme at the Date of
      Grant by virtue of either of paragraphs 10 and 11 of Schedule 3 to the
      Act.

6.    EXERCISE PRICE

6.1   The Exercise Price of an Option shall be such amount as the Board shall determine being an amount not less than the higher of:

      (a)   (in the case only of an Option to subscribe for Shares) the nominal value of a Share; and

      (b)   85 per cent. of the market value of a Share as determined in accordance with Rule 6.2.

6.2   For the purposes of Rule 6.1(b), the market value of a Share on the Date of Grant shall be:

                                        5

      (a)   the average of the highest and lowest prices at which shares of that class were traded on the New York Stock Exchange on the dealing day preceding the Invitation Date; and

      (b)   converted into Pounds Sterling at the noon buying rate in New York
            City USA for cable transfers payable in Pounds Sterling as certified for customs purposes by the Federal Reserve Bank for that day; or

      (c)   at any other time at which the Shares are not so traded, its market value as determined in accordance with Part VIII of the Taxation of
            Chargeable Gains Act 1992 and agreed in advance with HMRC.

6.3   The Exercise Price is subject to adjustment in accordance with Rule 8.

7.    LIMITATIONS ON THE ISSUE OF SHARES

7.1   Subject to such adjustments as may be made in accordance with Rule 8, no
      Option shall be granted on any Date of Grant or any proposed Date of Grant if, as a result, the aggregate number of Shares issued or committed to be issued pursuant to grants made under the Scheme and pursuant to grants or appropriations made during the ten years preceding such Date of Grant under all other Employees' Share Schemes established by the Company would exceed ten per cent. of the issued ordinary share capital of the Company on that Date of Grant.

7.2   For the avoidance of doubt, Shares which have been the subject of Options or of rights granted under any other Employees' Share Scheme which have lapsed shall not be taken into account for the purposes of this Rule 7.

8.    ALTERATIONS OF SHARE CAPITAL

8.1   In the event of any variation in the ordinary share capital of the Company by way of capitalisation of profits or reserves or by way of rights or any consolidation or sub-division or reduction of capital or otherwise, then the number and the nominal value of Shares subject to any Subsisting
      Options, the Exercise Price and, where an Option has been exercised but, as at the date of the variation of capital referred to above, no Shares have been allotted or transferred pursuant to such exercise, the number of
      Shares which may be so allotted or transferred and the price at which they may be acquired, may be adjusted by the Board in such manner and with effect from such date as the Board may determine to be appropriate provided always that any such adjustment is subject to the prior approval of HMRC.

8.2   The Board shall notify Participants in such manner as it thinks fit of any adjustment made under Rule 8.1 and may call in, cancel, endorse, issue or re-issue any option certificate as a result of any such adjustment.

9.    WHEN OPTIONS MAY BE EXERCISED

9.1   Save as otherwise provided in the Scheme, a Subsisting Option may not be exercised earlier than the Bonus Date of the related Savings Contract.

9.2   Subject only to the provisions of Rule 9.7, no Subsisting Option may be exercised later than six months after the Bonus Date of the related
      Savings Contract.

9.3   A Subsisting Option may be exercised within six months of the Bonus Date of the related Savings Contract by a Participant who is a director or employee of a Participating Company.

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9.4   Notwithstanding any other provision of these Rules, no Option may be exercised by any Participant at any time when he is excluded from participation in this Scheme by virtue of either of paragraphs 10 and 11 of Schedule 3 to the Act.

9.5   If a Participant ceases to hold Scheme-related Employment by reason of:

      (a)   injury;

      (b)   disability;

      (c)   redundancy within the meaning of the Employment Rights Act 1996 or the Employment Rights (Northern Ireland) Order 1996;

      (d)   retirement on reaching the Specified Age or such other age at which he is bound to retire in accordance with the terms of his
            employment;

      a Subsisting Option shall become exercisable and remain exercisable at any time during the period of six months from the date on which he so ceases to hold such employment or office notwithstanding that the Bonus Date shall not have occurred.

9.6   No person shall be treated for the purposes of Rule 9.5 as ceasing to hold
      Scheme-related Employment until that person ceases to hold office or employment with:

      (a)   the Company; or

      (b)   any Associated Company of the Company; or

      (c)   any Company which is under the Control of the Company.

9.7   In the event of the death of a Participant:

      (a)   prior to the Bonus Date, a Subsisting Option may be exercised by his personal representatives at any time during the period of 12 months commencing on the date of his death (but not later) and the personal representatives shall be entitled to do so notwithstanding that the
            Bonus Date has not occurred; and

      (b)   within six months commencing on the Bonus Date, a Subsisting Option may be exercised by his personal representatives at any time during the period of 12 months commencing on the Bonus Date;

      provided that such personal representatives shall not be entitled to exercise the Option if, at the date of the Participant's death, the
      Participant was precluded from exercising the Option by reason of either of paragraphs 10 and 11 of Schedule 3 to the Act.

9.8   A Participant who reaches the Specified Age prior to the Bonus Date but continues to hold the office or employment by virtue of which he is eligible to participate in the Scheme may exercise an Option within six months after the date of his reaching the Specified Age.

9.9   If a Subsisting Option becomes exercisable under any provision of the
      Scheme before the Bonus Date, it shall be exercisable only over the number of Shares the aggregate Exercise Price of which equals (as nearly as may
      be), but does not exceed, the Repayment made under the related Savings
      Contract but excluding any contributions made directly by the Participant except to the extent that such are:

      (a)   made pursuant to any special arrangements relating to absence from employment; or

      (b)   made at the same rate of contribution and at the same intervals as those contributions previously deducted from his salary pursuant to the provisions of Rule

                                        7

            3.4(b)3.4(b)(ii) between the date of the Participant ceasing to be employed by any Member of the Group and the date on which the Option is exercised;

      and the Option shall cease to be exercisable over any Shares in excess of that number in respect of which it was granted. For the avoidance of doubt, any Repayment under the Savings Contract shall exclude the
      Repayment of any contributions made in advance under the Savings Contract the due date for payment of which falls or would have fallen more than one month after the date on which Repayment is made.

9.10  An Option shall be exhausted and automatically cancelled immediately after it is first exercised notwithstanding that it shall not have been exercised in respect of all of the Shares over which the Option was granted.

10.   LAPSE OF OPTIONS

10.1  A Subsisting Option, whenever granted, shall lapse and cease to be exercisable upon the earliest to happen of the following:

      (a)   the expiry of any of the periods for exercise under the provisions of Rule 9 (with the exception of Rule 9.8) except that if the
            Participant dies during the exercise period specified in Rule 9.5, an Options shall not lapse by reason of this Rule 10.1(a) until the expiry of the 12 months period in Rule 9.8, if later;

      (b)   subject only to the ability of the Participant to release an Old
            Option in consideration of the grant of a New Option pursuant to
            Rule 12.2, the date on which a company (the "ACQUIRING COMPANY")
            acquires Control of the Company;

      (c)   the date on which the Participant ceases to hold any office or employment with any Member of the Group or with any Associated
            Company for any reason other than any of the matters referred to in
            Rules 9.5 or 9.7;

      (d)   the date on which the Participant is adjudicated bankrupt;

      (e)   any breach or purported breach of Rule 5.3; or

      (f)   if the Participant omits seven or more times to make a monthly payment due under his Savings Contract or gives notice under the
            Savings Contract requiring Repayment before the Bonus Date unless such non-payment or notice is:

            (i)   in consequence of his ceasing to hold office or employment by virtue of one of the causes mentioned in Rules 9.5 or 9.7; or

            (ii)  in the circumstances of Rule 9.8.

11.   MANNER OF EXERCISE OF OPTIONS

11.1  An Option shall be exercised by the Participant lodging with the Secretary of the Company at its registered office (or otherwise as may be notified to Participants from time to time):

      (a)   an option certificate in respect of the option to be exercised;

      (b)   a notice of exercise in such form as the Board may from time to time prescribe specifying the number of Shares in respect of which the
            Option is being exercised; and

      (c)   payment in cleared funds for that number of Shares, calculated by reference to the Exercise Price.

                                        8

11.2  The date of exercise of the Option shall be the date of receipt by the
      Company of the items referred to in Rule 11.1.

11.3  It is a condition of the exercise of an Option under the Scheme that payment for the Shares shall be made only with monies not exceeding the amount of the Repayment to the Participant under the Savings Contract to which he has contributed in relation to the Option. If, upon the exercise of an Option, the Repayment then due to a Participant under his Savings
      Contract is less than the amount required to pay for all the Shares in respect of which it is purportedly exercised, the Option shall be treated as exercised only in respect of such number of Shares as may be acquired by the amount of the Repayment and shall lapse as to the excess.

11.4  Subject to:

      (a)   receipt of the appropriate remittance; and

      (b)   the obtaining of any necessary consents from any competent authority and to the terms of any such consent;

      the Board shall within 30 days of the date of exercise of an Option cause the Company to allot and issue or procure the transfer of the relevant
      Shares and, in the case of certificated shares, send or cause to be sent to the Participant who has exercised the Option a share certificate for the Shares in respect of which the Option is exercised.

11.5  Shares issued pursuant to the Scheme will rank pari passu in all respects with the Shares already in issue except that they and any Shares transferred pursuant to the Scheme will not rank for any dividend or other distribution of the Company paid or made by reference to a record date falling prior to the date of exercise of the relevant Option.

11.6  If and for so long as the Shares are traded on the New York Stock
      Exchange, the Company shall as soon as practicable, apply for the Shares to be admitted to trading. Any application may be postponed at the discretion of the Board until application can be made in respect of such number of Shares as the Board considers appropriate. The Company shall also take all reasonable steps to file and maintain a Registration
      Statement on Form S-8 with the U.S. Securities and Exchange Commission relating to the shares issuable upon exercise of an Option.

11.7  The Company shall maintain sufficient unissued share capital to satisfy all rights to subscribe for Shares from time to time under Subsisting
      Options.

12.   TAKEOVER AND LIQUIDATIONS

12.1  Subject to Rule 12.2, in the event of a change of Control of the Company, a Participant will have no right to exercise an Option.

12.2  If an Acquiring Company has obtained Control of the Company by means of a company reorganisation within the meaning of paragraph 38(2) of Schedule 3 to the Act any Participant may, within the relevant period set out in paragraph 38(3) of Schedule 3 to the Act, by agreement with the Acquiring
      Company release any Subsisting Option (the "OLD OPTION") in consideration of the grant to him of a new option (the "NEW OPTION") which satisfies the following conditions:

            (i)   the New Option shall be over shares in the Acquiring Company
                  (or another company which satisfies sub-paragraph (b) or (c)
                  of paragraph 18 of Schedule 3 to the Act in relation to the
                  Acquiring Company) and shall satisfy the conditions specified in paragraphs 18 to 22 inclusive of Schedule 3 to the Act;

                                        9

            (ii)  the New Option shall be a right to acquire such number of such shares in the Acquiring Company (or such other company) as shall have on the grant of the New Option an aggregate market value equal to the aggregate market value of the Shares
                  subject to the Old Option immediately before its release and for this purpose market value shall be ascertained by the
                  application of Rule 6.2 as if references to the Invitation
                  Date were references to the date of release of the Old Option and grant of the New Option and references to the Board were references to the board of directors of the Acquiring Company;

            (iii) the New Option shall have an aggregate price payable on complete exercise equal to the aggregate price which would have been payable on complete exercise of the Old Option; and

            (iv)  the New Option shall be otherwise identical in terms to the
                  Old Option;

      AND the New Option shall, for all other purposes of the Scheme, be treated as having been acquired at the same time as the Old Option in consideration of the release of which it is granted. In relation to any
      New Option:

      -     Rules 1, 8, 11, 12, 13 and 14.5 shall be construed as if references therein to "the Company" were references to the Acquiring Company;
            and

      -     all the Rules (other than Rules 3 to 7 inclusive) shall be construed as if references therein to Shares were references to shares in the
            Acquiring Company or, as the case may be, the other company in respect of whose shares the New Option is granted.

13.   EMPLOYMENT RIGHTS

13.1  This Scheme shall not form part of any contract of employment between any
      Member of the Group and any employee of any such company and the rights and obligations of any individual under the terms of his office or employment with any Member of the Group shall not be affected by his participation in the Scheme or any right which he may have to participate therein.

13.2  Participation in the Scheme shall be on the express condition that:

      (a)   neither it nor cessation of participation shall afford any individual under the terms of his office or employment with any
            Member of the Group any additional or other rights to compensation or damages; and

      (b)   no damage or compensation shall be payable in consequence of the termination of such office or employment (whether or not in circumstances giving rise to a claim for wrongful or unfair dismissal) or for any other reason whatsoever to compensate him for the loss of any rights the Participant would otherwise have had
            (actual or prospective) under the Scheme howsoever arising but for such termination; and

      (c)   the Participant shall be deemed irrevocably to have waived any such rights to which he may otherwise have been entitled.

13.3  No individual shall have any claim against a Member of the Group arising out of his not being admitted to participation in the Scheme which (for the avoidance of all, if any, doubt) is governed entirely by the Rules.

13.4  No Participant shall be entitled to claim compensation from any Member of the Group in respect of any sums paid by him pursuant to the Scheme or for any diminution or extinction of his rights or benefits (actual or otherwise) under any Option held by him consequent upon the lapse for any reason of any Option held by him or otherwise in

                                       10

      connection with the Scheme and each Member of the Group shall be entirely free to conduct its affairs as it sees fit without regard to any consequences under, upon or in relation to the Scheme or any Option or
      Participant.

14.   ADMINISTRATION OF THE SCHEME

14.1  The Board may make and vary such regulations (not being inconsistent with the Scheme) as it thinks fit for the administration and implementation of the Scheme. The Board's decision on any matter concerning the Scheme or its interpretation shall be final and binding. The Board may delegate its authority to any authorized officer or officers of the Company as it deems appropriate.

14.2  The Scheme shall be administered under the direction of the Board (or any authorized officer of the Company) who may at any time and from time to time delete, amend or add to the Rules of the Scheme in any respect provided that:

      (a)   no deletion, amendment or addition shall operate to affect adversely in any way any rights already acquired by a Participant under the
            Scheme without the approval of the majority of the affected
            Participants first having been obtained; and

      (b)   no alteration to a key feature (as that term is defined in paragraph
            42(2B) of Schedule 3 to the Act) of the Plan shall have effect at any time at which the Scheme is and is intended to remain HMRC approved without the prior approval of HMRC and HMRC shall be informed as soon as practicable of any unapproved amendment as a result of which the Scheme stands to lose approval.

14.3  Subject to Rule 14.2(b) and notwithstanding anything to the contrary contained in these Rules, the Board (or any authorised officer of the
      Company) may at any time:

      (a)   amend the Scheme in any way to the extent necessary to obtain or maintain approval by HMRC or any other governmental or regulatory body pursuant to any present or future United Kingdom, United States or Bermuda legislation or any U.S. Securities and Exchange
            Commission rule or regulation; and

      (b)   establish further Schemes to apply in overseas territories governed by rules similar to these Rules but modified to take account of local tax, exchange control or securities laws, regulation or practice provided that any Shares made available under any such scheme shall be treated as counting against any limits on overall or individual participation in the Scheme.

14.4  The Board's decision on any matter relating to the interpretation of the
      Rules and any other matters concerning the Scheme (including the rectification of errors or mistakes of procedure or otherwise) shall be final and binding.

14.5  Any notice or other communication under or in connection with the Scheme may be given:

      (a)   by the Company to an Eligible Employee or Participant either personally or sent to him at his place of work by electronic mail or by post addressed to the address last known to the Company
            (including any address supplied by the relevant Participating
            Company or any Subsidiary) or sent through the Company's internal postal service; and

      (b)   to the Company either personally or by post to the Company
            Secretary.

      Items sent by post shall be pre-paid and shall be deemed to have been received 72 hours after posting.

14.6  The Company shall bear the costs of setting up and administering the
      Scheme. However, the Company may require any Participating Company to reimburse the Company for any

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      costs borne by the Company directly or indirectly in respect of such
      Participating Company's officers or employees.

14.7  The Company shall maintain all necessary books of account and records relating to the Scheme.

14.8  The Board shall be entitled to authorise any person to execute on behalf of a Participant, at the request of the Participant, any document relating to the Scheme, in so far as such document is required to be executed pursuant hereto.

14.9  The Company may send copies to Participants of any notice or document sent by the Company to the holders of Shares.

14.10 If any Option certificate shall be worn out, defaced or lost, it may be replaced on such evidence being provided as the Board may require.

15.   EXCLUSION OF THIRD PARTY RIGHTS

      The Contracts (Rights of Third Parties) Act 1999 shall not apply to this
      Scheme nor to any Option granted under it and no person other than the parties to an Option shall have any rights under it nor shall it be enforceable under that Act by any person other than the parties to it.

16.   TERMINATION OF THE SCHEME

      The Scheme may be terminated at any time by a resolution of the Board or by a resolution of the Company in general meeting and shall in any event terminate on the tenth anniversary of the Commencement Date. On termination, no further Options shall be granted but such termination shall not affect the subsisting rights of Participants.

17.   GOVERNING LAW

      These Rules shall be governed by and construed in accordance with English law.

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